UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 17, 2018

QPAGOS

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55648	33-1230229
(Commission File Number)	(IRS Employer Identification No.)

Paseo del la Reforma 404 Piso 15 PH
Col. Juarez, Del. Cuauhtemoc
Mexico, D.F. C.P. 06600

(Address of principal executive offices)

+52 (55) 55-110-110

(Registrant’s telephone number, including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☑ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective August 17, 2018, QPAGOS, entered into an amendment (the “Amendment”) to its agreement, dated June 14, 2018, as amended on June 29, 2018 and July 16, 2018, to organize and operate a joint venture (the “Agreement”) with Digital Power Lending, LLC, a wholly-owned subsidiary of DPW Holdings, Inc., and Innovative Payment Systems, Inc. to extend the expected closing date of the Agreement to on or before August 31, 2018.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of such agreement filed as an exhibit to this Form 8-K.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits

Exhibit No.	Description

10.1	Extension of Agreement to Organize and Operate a Joint Venture dated August 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QPAGOS

Date: August 23, 2018	By:	/s/ Gaston Pereira
Name: Gaston Pereira
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Extension of Agreement to Organize and Operate a Joint Venture dated August 17, 2018.